Exhibit 10.1

FIFTH AMENDMENT

FIFTH AMENDMENT, dated as of December 4, 2009 (this “Amendment”), to the CREDIT AGREEMENT, dated as of June 12, 2006 (as amended pursuant to the First Amendment, dated as of March 21, 2007, the Second Amendment, dated as of July 2, 2008, the Third Amendment, dated as of September 26, 2008, and the Fourth Amendment dated May 19, 2009 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among CELLU PAPER HOLDINGS, INC. (“Holdings”), CELLU TISSUE HOLDINGS, INC. (the “Borrower”), INTERLAKE ACQUISITION CORPORATION LIMITED, the Loan Guarantors party thereto, the lenders party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as US Administrative Agent (in such capacity, the “Administrative Agent”) and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent.

RECITALS

WHEREAS, the Borrower intends to reorganize its corporate structure through a series of mergers whereby Cellu Parent Corporation and Holdings will be merged into the Borrower (the “Reorganization”);

WHEREAS, following the Reorganization, the Borrower intends to issue common stock in an initial public offering (the “IPO”) and use the proceeds of such issuance to repay, repurchase, redeem or otherwise retire certain existing Indebtedness, including, but not limited to, potentially redeeming or repurchasing the Atlantic Seller Note and a portion of the 2009 Senior Secured Notes;

WHEREAS, subsequent to the IPO, the Investor Group intends to sell common stock of the Borrower in a secondary public offering;

WHEREAS, in connection with such issuance, the Lenders are willing to agree to certain amendments to the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. As used in this Amendment, the following term has the meaning specified below:

“Final Prospectus” means the “Prospectus” as such term is defined in the Underwriting Agreement.

“Underwriting Agreement” means the underwriting agreement to be entered into in connection with the IPO between Cellu Tissue Holdings, Inc., Weston Presidio V, L.P., the selling stockholders named therein, and Goldman, Sachs & Co. and J.P. Morgan Securities Inc. as representatives of the several underwriters named therein.

2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by:

(a) replacing the definition of “Change in Control” in its entirety with the following:

“Change in Control” means:

(a) any “person” or “group” of related persons (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) other than the Investor Group becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that such person or group shall be deemed to have “beneficial ownership” of all shares that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting Equity Interests of the US Borrower or any of its direct or indirect parent entities (or their successors by merger, consolidation or purchase of all or substantially all of their assets) (for the purposes of this clause, such person or group shall be deemed to beneficially own any voting Equity Interests of the US Borrower or any of its direct or indirect parent entities held by a parent entity, if such person or group “beneficially owns” (as defined above), directly or indirectly, more than 50% of the voting power of the voting Equity Interests of such parent entity); or

(b) the first day on which a majority of the members of the board of directors of the US Borrower are not Continuing Directors; or

(c) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the US Borrower and its Subsidiaries taken as a whole to any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act); or

(d) the adoption by the stockholders of the US Borrower of a plan or proposal for the liquidation or dissolution of the US Borrower; or

(e) the US Borrower ceases to own, free and clear of all Liens other than Permitted Encumbrances, 100% of the outstanding Equity Interests of the Canadian Borrower.

(b) adding the following definitions in the appropriate alphabetical order:

“Continuing Director” means as of any date of determination, any member of the board of directors of the US Borrower who (a) was a member of such board of directors on the Fifth Amendment Effective Date or (b) was nominated for election or election to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination or election.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the United States Securities and Exchange Commission promulgated thereunder.

“Fifth Amendment” means that certain Fifth Amendment dated as of December 4, 2009 by and among the US Borrower, the Canadian Borrower, the other Loan Guarantors party thereto, the Lenders party thereto, the US Administrative Agent and the Canadian Administrative Agent.

“Fifth Amendment Effective Date” means the “Effective Date” as defined in the Fifth Amendment.

“IPO” has the meaning assigned thereto in the Fifth Amendment.

“Reorganization” has the meaning assigned thereto in the Fifth Amendment.

(c) deleting the words “or dividends or distributions paid by the US Borrower to Holdings pursuant to Sections 6.08(a)(iii) and 6.08(a)(v)” in the definition of “Excess Cash Flow” thereof.

(d) deleting the words “plus, dividends or distributions paid in cash by the US Borrower to Holdings other than dividends paid pursuant to Section 6.08(a)(v),” in the definition of “Fixed Charges” thereof.

(e) deleting the words “(i) subject to the last sentence of Section 5.13(a), Holdings, and (ii)” in the definition of “Loan Guarantor” thereof.

(f) deleting the word “Holdings,” in the definition of “Loan Parties” thereof.

(g) replacing subsection (b) in the definition of “Prepayment Event” in its entirety with the following:

“(b) the issuance by the US Borrower of any Equity Interests, or the receipt by the US Borrower of any capital contribution, other than any issuance by the US Borrower of Equity Interests or receipt of any such capital contributions in connection with the Reorganization or the IPO; or”

(h) amending the definition of “Swap Agreement” thereof by (i) inserting the words “(including, for the avoidance of doubt, any Energy Hedging Contract)” after the word “transactions” in the fifth line thereof, and (ii) deleting the words “no Energy Hedging Contract and” in the first line of the proviso thereof.

3. Amendment to Section 3.11. Section 3.11 of the Credit Agreement is hereby amended by deleting the words “and Holdings” each time such words appear in such Section.

4. Amendment to Section 3.14. Section 3.14 of the Credit Agreement is hereby amended by deleting the words “and Holdings believe” and substituting therefor the word “believes”.

5. Amendment to Section 3.15. Section 3.15 of the Credit Agreement is hereby amended by (i) inserting the words “and its Subsidiaries’” after the words “the US Borrower’s”, and (ii) inserting the words “, in the case of the Subsidiaries of the US Borrower,” before the word “owned”, in each case where such words appear in subsection (b) thereof.

6. Amendment to Section 5.13. Section 5.13 of the Credit Agreement is hereby amended by deleting the last sentence of subsection (a) thereof in its entirety.

7. Amendment to Section 5.14. Section 5.14 of the Credit Agreement is hereby amended by deleting the word “Holdings,” each time such word appears in such Section and replacing the words “the Borrowers” in the first line thereof with “The Borrowers”.

8. Amendment to Section 6.03. Section 6.03 of the Credit Agreement is hereby amended by:

(a) inserting the words “ (other than in connection with the Reorganization or the IPO)” immediately after the words “or liquidate or dissolve” in the third line of subsection (a) thereof.

(b) replacing subsection (c) thereof in its entirety with the word “Reserved.”

9. Amendment to Section 6.04. Section 6.04 of the Credit Agreement is hereby amended by deleting the words “by Holdings in the US Borrower and” in subsection (c) thereof.

10. Amendment to Section 6.08. Section 6.08 of the Credit Agreement is hereby amended by:

(a) replacing subsection (a) thereof in its entirety with the following:

(a) No Loan Party will, nor will it permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) the Borrowers and each Subsidiary may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to any preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock, (ii) Subsidiaries may declare and pay dividends or distributions ratably with respect to their Equity Interests, (iii) the US Borrower may make Restricted Payments to pay for, or discharge any promissory note in respect of, the repurchase, retirement or other acquisition or retirement for value of any equity interests of the US Borrower held by any future, present or former employee, director or consultant pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement, not exceeding US$5,000,000 during any fiscal year (with unused amounts in any calendar year being permitted to be carried over to the next succeeding calendar year); (iv) the US Borrower may pay management fees pursuant to the Sponsor Management Agreement so long as such fees are permitted to be paid under Section 6.09; (v) each Subsidiary of the US Borrower may pay, fees and expenses to the US Borrower for certain management services (including without limitation marketing, human resources and payroll and other financial services) provided by the US Borrower to such Subsidiary in accordance with the terms of the applicable Cellu Tissue Management Agreement; and (vi) each Subsidiary of the US Borrower may pay fees and expenses to the US Borrower for certain group purchasing services provided by the US Borrower in accordance with the terms of the applicable Cellu Tissue Purchasing Agreement.

(b) striking the word “and” at the end of clause (ix) of subsection (b) thereof, replacing the period at the end of clause (x) of subsection (b) with the word “; and” and adding the following clause (xi) at the end of subsection (b) thereof:

“(xi) payment, redemption or repurchase of all or any portion of the 2009 Senior Secured Notes, the Atlantic Seller Note and the CityForest Bonds, financed in each case with proceeds from the IPO.”

11. Amendment to Section 6.09. Section 6.09 of the Credit Agreement is hereby amended by replacing the word “Holdings” with “the US Borrower” each time such word appears in such Section.

12. Amendment to Section 6.11. Section 6.11 of the Credit Agreement is hereby amended by inserting the words “(other than amendments to the certificate of incorporation, bylaws and other organizational documents of the US Borrower in connection with the Reorganization or the IPO)” at the end of subclause (b) thereof.

13. Amendment to Schedules. Schedule 3.15 of the Credit Agreement is hereby replaced in its entirety with Schedule 3.15 attached hereto.

14. Consent to IPO and Reorganization. The Administrative Agent and the Lenders hereby consent to the IPO and the Reorganization and acknowledge and agree that neither the IPO nor the Reorganization shall trigger any Default or Event of Default under the Credit Agreement.

15. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the following conditions shall have been duly satisfied or waived to the reasonable satisfaction of the Administrative Agent, as confirmed in writing by the Administrative Agent:

(a) the Administrative Agent shall have received this Amendment, duly executed and delivered by the Loan Parties and the Lenders;

(b) the Administrative Agent shall have received a certified copy of the Final Prospectus;

(c) the Administrative Agent shall have received a certified copy of the Underwriting Agreement, duly executed and delivered by the parties thereto, and all conditions to the effectiveness thereof shall have been duly satisfied or waived; and

(d) the Administrative Agent shall have received a certified copy of the amended organizational documents of the Borrower.

16. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

17. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a) The Borrower has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of the Borrower set forth in Article III of the Credit Agreement as amended hereby are true and correct in all material respects as of the date hereof.

18. Fees, Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable fees, costs and expenses incurred by it in connection with this Amendment, including but not limited to the reasonable fees, costs and expenses of counsel.

19. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CELLU PAPER HOLDINGS, INC.

By:	/s/ David Morris
Name: David Morris Title: Chief Financial Officer

CELLU TISSUE HOLDINGS, INC.

By:	/s/ David Morris
Name: David Morris Title: Chief Financial Officer

INTERLAKE ACQUISITION CORPORATION LIMITED

By:	/s/ David Morris
Name: David Morris Title: Chief Financial Officer

CELLU TISSUE LLC

By:	/s/ David Morris
Name: David Morris Title: Chief Financial Officer

CELLU TISSUE CORPORATION – NATURAL DAM

By:	/s/ David Morris
Name: David Morris Title: Chief Financial Officer

CELLU TISSUE CORPORATION – NEENAH

By:	/s/ David Morris
Name: David Morris Title: Chief Financial Officer

Signature Page to Fifth Amendment

COASTAL PAPER COMPANY

By:	Van Paper Company, its Managing Partner

By:	/s/ David Morris
Name: David Morris Title: Chief Financial Officer

VAN PAPER COMPANY

By:	/s/ David Morris
Name: David Morris Title: Chief Financial Officer

VAN TIMBER COMPANY

By:	/s/ David Morris
Name: David Morris Title: Chief Financial Officer

MENOMINEE ACQUISITION CORPORATION

By:	/s/ David Morris
Name: David Morris Title: Chief Financial Officer

CELLU TISSUE-CITYFOREST LLC

By:	/s/ David Morris
Name: David Morris Title: Chief Financial Officer

CELLU TISSUE – LONG ISLAND, LLC

By:	/s/ David Morris
Name: David Morris Title: Chief Financial Officer

Signature Page to Fifth Amendment

CELLU TISSUE–THOMASTON, LLC

By:	/s/ David Morris
Name: David Morris Title: Chief Financial Officer

Signature Page to Fifth Amendment

JPMORGAN CHASE BANK, N.A., individually, as US Administrative Agent, Issuing Bank, Swingline Lender and a Lender

By:	/s/ Thomas G. Williams
Name: Thomas G. Williams Title: Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually and as Canadian Administrative Agent and a Lender

By:	/s/ Dan Howat
Name: Dan Howat Title: Senior Vice President

Signature Page to Fifth Amendment

REGIONS BANK, as a Lender

By:	/s/ C. Mark Smith
Name: C. Mark Smith Title: Senior Vice President

Signature Page to Fifth Amendment

Schedule 3.15

Capitalization and Subsidiaries

Following the consummation of the IPO, the authorized Equity Interests of Cellu Tissue Holdings, Inc., a Delaware corporation, shall be as set forth in the Final Prospectus and submitted to the Administrative Agent supplementally after the Effective Date.

Owner	Subsidiary	Ownership Interest	Subsidiary Jurisdiction of Organization/Type of Entity	Number of Authorized Shares/ Interests	Number of Outstanding Shares/Interests
Cellu Tissue Holdings, Inc.	Cellu Tissue LLC	100%	Delaware (limited liability company)	N/A	N/A; Sole Member

Cellu Tissue Holdings, Inc.	Cellu Tissue Corporation- Natural Dam	100%	Delaware (corporation)	1,000 common, $0.01 par value	1,000

Cellu Tissue Holdings, Inc.	Cellu Tissue Corporation- Neenah	100%	Delaware (corporation)	1,000 common, $0.01 par value	700

Cellu Tissue Holdings, Inc.	Interlake Acquisition Corporation Ltd.	100%	Nova Scotia, Canada (corporation)	100,000 common, no par value	1,000

Cellu Tissue Holdings, Inc.	Menominee Acquisition Corporation	100%	Delaware (corporation)	1,000 common, $0.01 par value	1,000

Cellu Tissue Holdings, Inc.	Van Paper Company	100%	Mississippi (corporation)	100,000 common	10,000

Cellu Tissue Holdings, Inc.	Van Timber Company	100%	Mississippi (corporation)	100,000 common	1,000

Van Paper Company	Coastal Paper Company	99%	Virginia (general partnership)	N/A	99%

Van Timber Company	Coastal Paper Company	1%	Virginia (general partnership)	N/A	1%

Cellu Tissue Holdings, Inc.	Cellu Tissue- CityForest LLC	100%	Minnesota (limited liability company)	N/A	N/A; Sole Member

Cellu Tissue Holdings, Inc.	Cellu Tissue- Thomaston, LLC	100%	Delaware (limited liability company)	N/A	N/A; Sole Member

Cellu Tissue Corporation- Natural Dam	Cellu Tissue- Long Island, LLC	100%	Delaware (limited liability company)	N/A	N/A; Sole Member